EXHIBIT 10.11
LOAN AGREEMENT
     THIS LOAN AGREEMENT (this “Agreement”), is executed as of April 1, 2005, by and among The Fashion House, Inc., a Delaware corporation (the “Company”), and The Elevation Fund, LLC, a Delaware limited liability company (the “Lender”).
     WHEREAS, the Company is preparing to conduct a private placement offering (the “Private Placement”) simultaneously with a reverse triangular merger (the “Merger”) with and into a wholly-owned subsidiary of a publicly traded company (the “Public Company Parent”) whereby the Company will survive such Merger;
     WHEREAS, in order to fund the Company’s operations until such Offering and Merger are completed, the Company wishes to borrow up to $625,000 from the Lender as a short term bridge loan; and
     WHEREAS, the Lender is willing to provide such financing on terms and conditions as set forth herein.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lender, intending to be legally bound, agree as follows:
ARTICLE 1
DEFINITIONS
     1.1 Defined terms. Certain capitalized terms used in this Agreement shall have the specific meanings defined below:
     “Additional Loan Closing Date” shall mean the date upon which the Additional Loan is made to the Company.
     “Business Day” shall mean a day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required by law to close.
     “Excluded Securities” shall mean (i) securities issued in connection with the Private Placement; (ii) securities issued upon conversion of any securities outstanding on the closing date of the Merger; (iii) securities issued pursuant to the acquisition of another business or business segment of any such entity by the Public Company Parent by merger, purchase of substantially all the assets or other reorganization whereby the Public Company Parent will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity; (iv) securities issued to employees, consultants, officers, directors or advisors of the Public Company Parent pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors of the Public Company Parent; (v) securities issued in connection with obtaining lease financing, whether issued to a lender, lessor, guarantor or other person and approved by the Board of Directors of the Public Company Parent; (vi) securities issued to leasing companies, landlords and other providers of goods and services to the Company and approved by the Board of Directors; (vii) securities issued in connection with any stock split, stock dividend or recapitalization of the Public Company Parent; (viii) securities issued in connection with strategic transactions involving the Public Company Parent and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology license, transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, have been approved by the Board of Directors of the Public Company Parent; and (ix) any right, option or warrant to acquire any security convertible into the securities pursuant to subsections (i) through (viii) above.
     “Initial Loan Closing Date” shall mean the date upon which the Initial Loan is made to the Company.
     “Interest Rate” shall mean the highest prime rate of interest per annum published in the Money Rate Table of the Western Edition of The Wall Street Journal, as adjusted on a daily basis, plus five percent (5%) per annum, compounded annually.
ARTICLE 2
THE LOAN
     2.1 Initial Loan. According to the terms and subject to the conditions of this Agreement, the Lender shall make a single-installment loan to the Company on the Initial Loan Closing Date in the amount of $500,000 (the “Initial Loan”), any may advance an additional Loan, at the Lender’s option and accordance with the terms set forth in Section 2.2, in the amount of $125,000 (the “Additional Loan”) (the Initial Loan and the Additional Loan, if any, shall be referred to collectively as the “Loan”). The Initial Loan shall be evidenced by a promissory note in the form attached hereto as Exhibit A (“Note”), duly executed on behalf of the Company and dated as of the Initial Loan Closing Date.
     2.2 Additional Loan. Provided there is no Event of Default under this Agreement, the Company may notify the Lender in writing at any time after 30 days from the Initial Loan Closing Date that the Company wishes to borrow the Additional Loan. The Lender shall have the sole option of making the Additional Loan. The Additional Loan shall be evidenced by a Note, duly executed on behalf of the Company and dated as of the Additional Loan Closing Date.
     2.3 Interest. The Loan shall bear interest (“Interest”) from the date of payment by the Lender until the Maturity Date at the Interest Rate (calculated on the basis of the actual number of days elapsed over a year of 360 days). Interest is payable by the Company on a monthly basis in arrears on the first Business Day of the month. Notwithstanding anything to the contrary, in no event shall the Interest Rate be less than 10.75% per annum, nor shall the Interest Rate be adjusted to exceed the maximum amount permitted by applicable law.
     2.4 Prepayment of the Loan. The Company may from time to time prepay all or any portion of the Loan without premium or penalty of any type. The Company shall give the Lender at least three Business Day prior written notice of its intention to prepay the Loan, specifying the date of payment and the total amount of the Loan to be paid on such date.

     2.5 Maturity Date. Unless the Loan is earlier accelerated pursuant to the terms hereof, the Loan and all accrued Interest thereon shall be due and payable in full on the earlier of (a) the date that is 90 days following the Initial Loan Closing Date or (b) the closing date of the Merger. In the event that the Merger is not consummated within 90 days after the Initial Loan Closing Date, the Lender may, at the Lender’s option, extend the Maturity Date on such terms and conditions as determined by the Lender in its sole discretion.
     2.6 Fees. The Company shall pay a fee (the “Origination Fee”) to the Lender on the Closing Date in the amount of $20,000. The Company agrees to pay an additional Origination Fee to the Lender in the amount of $5,000 upon funding of the Additional Loan, if any. Such amount shall be fully earned by the Lender when paid, and shall not be refundable to the Company under any circumstances.
ARTICLE 3
CONDITIONS PRECEDENT TO THE LOAN
     3.1 Conditions on the Initial Loan Closing Date. The obligation of the Lender to make the Initial Loan pursuant to Section 2.1 shall be subject to the satisfaction, on or before the Initial Loan Closing Date, of the conditions set forth in this Section. If the conditions set forth in this Section are not met on or prior to the Initial Loan Closing Date, the Lender shall have no obligation to make the Initial Loan.
          (a) The Company shall have duly executed and delivered to the Lender the Note representing the Initial Loan.
          (b) The Company shall have duly authorized, executed, and delivered to the Lender a security agreement in the form attached hereto as Exhibit B (the “Security Agreement”) to secure the repayment of the Loan and granting the Lender a continuing security interest in all presently existing and hereafter acquired assets and property of the Company of whatever nature and wherever located (except for any such assets for which, by the terms of any agreement in existence on the date hereof, does not permit the granting of a security interest, in which case the Company shall grant to the Lender in the Security Agreement a security interest in all proceeds received by the Company generated by such assets), which such Security Interest shall be senior to all other security interests or encumbrances against the assets and property of the Company, with the exception of the Consignment Agreement between the Company and Itochu International, Inc.
          (c) The Company shall have delivered to the Lender a duly executed opinion of counsel to the Company in form and substance reasonably acceptable to the Lender.
          (d) The Lender shall have received on or before the Initial Loan Closing Date an Officer’s Certificate in the form attached hereto as Exhibit C, dated as of the Initial Loan Closing Date.
     3.2 Conditions on the Additional Loan Closina Date. The obligation of the Lender to make the Additional Loan pursuant to Section 2.2 shall be subject to the satisfaction, on or before the date on which such Loan is made, of the conditions set forth in this Section. If the conditions set forth in this Section are not met on or prior to such date, the Lender shall have no obligation to make the Additional Loan.
          (a) The Company shall have duly executed and delivered to the Lender the Note representing the Additional Loan.
          (b) The Company shall have delivered to the Lender a duly executed opinion of counsel to the Company in form and substance reasonably acceptable to the Lender.
          (c) The Lender shall have received on or before the Additional Loan Closing Date an Officer’s Certificate in the form attached hereto as Exhibit C, dated as of the Additional Loan Closing Date.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
     4.1 Due Incorporation and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full and adequate power to carry on and conduct its business as presently conducted, and is duly licensed or qualified in all foreign jurisdictions wherein the failure to be so qualified or licensed would reasonably be expected to have a material adverse effect on the business of the Company.
     4.2 Due Authorization. The Company has full right, power and authority to enter into this Agreement, to make the borrowings hereunder and execute and deliver the Note as provided herein and to perform all of its duties and obligations under this Agreement and the Note. The execution and delivery of this Agreement will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or the Company’s bylaws or certificate of incorporation. All necessary and appropriate corporate action on the part of the Company has been taken to authorize the execution and delivery of this Agreement. Within five days of the execution of this Agreement, the Company will deliver to the Lender a copy of the minutes of the meeting of the Company’s Board of Directors authorizing the Company to enter into this Agreement, to make the borrowings as provided herein, and to perform all of its duties and obligations under this Agreement.
     4.3 Enforceability. This Agreement has been validly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors’ right and to the availability of the remedy of specific performance.
     4.4 Capitalization. All of the Company’s authorized and outstanding equity securities (including securities convertible into equity securities) are identified on Schedule A attached hereto. Other than as set forth on Schedule A, there are no outstanding shares of capital stock or any options, warrants or other preemptive rights, rights of first refusal or similar rights to purchase equity securities of the Company.
     4.5 Subsidiaries. The Company owns no securities of any other entity, and, except as set forth in this Section 4.5, there are no outstanding shares of capital stock or any other warrants or other preemptive rights, rights of first refusal or similar rights to purchase equity securities of any other entity.
     4.6 Compliance with Laws. The nature and transaction of the Company’s business and operations and the use of its properties and assets do not, and during the term of this Agreement shall not, violate or conflict with in any material respect any applicable law, statute, ordinance, rule, regulation or order of any kind or nature.
     4.7 Absence of Conflicts. The execution, delivery and performance by the Company of this Agreement, and the transactions contemplated hereby, do not constitute a breach or default, or require consents under, any agreement, permit, contract or other instrument to which the Company is a party, or by which the Company is bound or to which any of the assets of the Company is subject, or any judgment, order, writ, decree, authorization, license, rule, regulation, or statute to which the Company is subject, and, except as set forth in the Security Agreement, will not result in the creation of any lien upon any of the assets of the Company.
     4.8 Litigation and Taxes. There is no litigation or governmental proceeding pending, or to the best knowledge of the Company after due inquiry, threatened, against the Company. The Company has duly filed all applicable income or other tax returns and has paid all material income or other taxes when due. There is no controversy or objection pending, or to the best knowledge of the Company after due inquiry, threatened in respect of any tax returns of the Company.
     4.9 No Omissions or Misstatements. None of the information included in this Agreement, other documents or information famished or to be furnished by the Company, or any of its representations, contains any untrue statement of a material fact or is misleading in any material respect or omits to state any material fact. Copies of all documents referred to in herein have been delivered or made available to the Lender and constitute true and complete copies thereof and include all amendments, schedules, appendices, supplements or modifications thereto or waivers thereunder.
ARTICLE 5
COVENANTS
     5.1 Negative Covenants of the Company. The Company covenants and agrees that, from the Initial Loan Closing Date until the Maturity Date (and, in any event, during such time as any portion of the Loan or any Interest thereon is outstanding), without the consent of the Lender, the Company will not:
          (a) create, incur, assume or suffer to exist any indebtedness that is in any way senior or superior to this Agreement or the indebtedness represented hereby;
          (b) except for the Merger, merge or consolidate with or into any other corporation or sell or otherwise convey 25% or more of its assets;
          (c) in a single transaction or series of related transactions, effect a significant acquisition of any business or entity (for purposes hereof, a “significant” acquisition shall be?

determined in accordance with Instructions 2, 3 and 4 or Item 2 of Form 8-K of the Securities and Exchange Commission);
          (d) engage in any business other than the business conducted by the Company on the Initial Loan Closing Date;
          (e) declare, set aside or pay any dividend or other distribution on any of its capital stock;
          (f) engage in any transaction with any Affiliate (as such term is defined in Rule 501(b) of the Securities Act of 1933, as amended) on terms less favorable to the Company than could be obtained from an unrelated party; or
          (g) amend its Certificate of Incorporation or Bylaws in any manner that adversely affects the rights associated with this Agreement, the Common Stock or the Warrant.
          The Company will give notice to the Lender of any default under any provisions of this Agreement within three business days after the discovery by the Company of such default.
     5.2 Affirmative Covenants of the Company. The Company covenants and agrees that, from the Initial Loan Closing Date until the Maturity Date (and, in any event, during such time as any portion of the Loan or any Interest thereon is outstanding), the Company shall:
          (a) operate its business only in the ordinary course and maintain its properties and assets in good repair, working order and condition;
          (b) cause to be done all things reasonably necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses;
          (c) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which could reasonably be expected to have a material adverse effect on its business, properties or prospects;
          (d) deliver to the Lender within 10 days after the end of each fiscal month and within 30 days of the end of each fiscal quarter, unaudited consolidated financial statements (including balance sheets, statements of income and loss, statements of cash flow and statements of shareholders’ equity) all in reasonable detail, fairly presenting the financial position and the results of operations of the Company as of the end of and through such periods, prepared in accordance with generally accepted accounting principles, consistently applied in the United States and consistent with past practice;
          (e) deliver to the Lender the Company’s audited annual financial statements and the Company’s annual budget, and allow the Lender reasonable access during normal business hours to visit the Company and inspect the financial records of the Company; and
          (f) provide the Lender with at least 10 days’ written notice of any meeting of the Board of Directors of the Company and permit the Lender to designate an individual attend such meeting, including any adjournment thereof, as an observer. In addition, the Lender’s designee shall receive all written material disseminated to the Board of Directors in advance, during or following any meeting, whether or not the designee was in attendance. The Lender’s designee shall receive the same compensation as is paid to the members of the Board of Directors in connection with such designee’s attendance of meetings of the Board of Directors.
ARTICLE 6
DEFAULT
     6.1 Events of Default. The occurrence of any of the following events (each an “Event of Default”), not cured in the applicable cure period, if any, shall constitute and Event of Default of the Company:
          (a) a breach of any representation, warranty, covenant or other provision of this Agreement, the Note, or the Security Agreement, which, if capable of being cured, is not cured within three days following notice thereof to the Company;
          (b) the failure to make when due any payment described in this Agreement or the Note, whether on or after the Maturity Date, by acceleration or otherwise; and
          (c) (i) the application for the appointment of a receiver or custodian for the Company or the property of the Company, (ii) the entry of an order for relief or the filing of a petition by or against the Company under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Company, or (iv) the Company becomes insolvent.
     6.2 Effect of Default. Upon the occurrence of any Event of Default that is not cured within any applicable cure period, the Lender may elect, by written notice delivered to the Company, to take any or all of the following actions: (i) declare this Agreement terminated and the outstanding amounts under the Note to be forthwith due and payable, whereupon the entire unpaid Loan, together with accrued and unpaid Interest thereon, and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company, anything contained herein or in any of the Note to the contrary notwithstanding, and (ii) exercise any and all other remedies provided hereunder or available at law or in equity upon the occurrence and continuation of an Event of Default. In addition, during the occurrence of any Event of Default, the Company shall not pay make any payment on any other outstanding indebtedness of the Company (other than indebtedness of the Company to which the Lender has agreed in writing to subordinate this Agreement and the Note hereunder).
ARTICLE 7
WARRANT
     7.1 Issuance of Warrant. On the closing date of the Merger, the Company shall cause the Public Company Parent, by including a condition to the closing of the Merger in the merger agreement, to issue to the Lender a Common Stock Purchase Warrant (the “Warrant”) in the form attached hereto as Exhibit D. The Warrant shall be immediately convertible into commorn7stock of the Public Company Parent on a one-to-one basis proportionate to the Loan amo

(e.g., if the Loan amount is $625,000, the Lender shall receive a Warrant to purchase 625,000 shares of common stock) and the exercise price of the Warrant shall be equal to a 20% discount from the price per share of the securities sold in the Private Placement (e.g., if the price of securities sold in the Private Placement is $1.25 per share, the exercise price of the Warrant shall be $1.00 per share).
     7.2 Registration of Shares Underlying Warrant.
          (a) The Company shall cause the Public Company Parent, by including a covenant in the merger agreement for the Merger covering the obligations under this Section 7.2, to prepare and, as soon as practicable, but in no event later than 75 days following the closing date of the Merger (the “Filing Deadline”), file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form SB-2 covering the resale of all the shares underlying the Warrant (the “Registrable Securities”). In the event that Form SB-2 is unavailable for such a registration, the Public Company Parent shall register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Registrable Securities and undertake to register the Registrable Securities on Form SB-2 as soon as such form is available, provided that the Public Company Parent shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form SB-2 covering the Registrable Securities has been declared effective by the SEC. The Public Company Parent shall use its reasonable best efforts to have such registration statement declared effective by the SEC as soon as practicable, but in no event later than the date which is 180 days following closing date of the Merger (the “Effectiveness Deadline”).
          (b) In the event the registration statement required to be filed with the SEC pursuant to Section 7.2(a) is not filed with the SEC by the Filing Deadline, the Company shall cause the Public Company Parent to issue to the Lender additional warrants (“Additional Warrants”) in an amount equal to 10% of the number of Warrants to be issued to the Lender pursuant to Section 7.1 for each 30 day period (or a portion thereof) during which time such registration statement has not been filed with the SEC, which Additional Warrants shall be issued on the first day of each 30 day period commencing on the Filing Deadline. In addition, in the event the registration statement required to be filed with the SEC pursuant to Section 7.2(a) is not declared effective by the SEC by the Effectiveness Deadline, the Company shall cause the Public Company Parent to issue to the Lender Additional Warrants in an amount equal to 10% of the number of Warrants to be issued to the Lender pursuant to Section 7.1 during which time such registration statement has not been declared effective by the SEC, which Additional Warrants shall be issued on the first day of each 30 day period and commencing on the Effectiveness Deadline. The Additional Warrants, if any, will be issued to the Lender pursuant to a common stock purchase warrant in substantially the form as the Warrant, except that the exercise price for such Additional Warrants shall be the price at which securities are sold in the Private Placement.
          (c) All expenses incident to the filing of the registration statement required by Section 7.1, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and deliveryexpenses, and fees and disbursements of counsel for the Public Company Parent and llindependent certified public accountants, underwriters (excluding discounts and commissions and other professionals retained by the Public Company Parent will be borne by the Public Company Parent. In no event shall the Public Company Parent be obligated to be pay any discounts or commissions with respect to the shares sold by any holder of Registrable Securities. In connection with any registration statement, the Company shall cause the Public Company Parent to reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.
          (d) In the event of an underwritten registered offering the managing underwriter(s) advise the Public Company Parent in writing that in their opinion the number of Registrable Securities exceeds the number of Registrable Securities which can be sold therein without adversely affecting the marketability of the offering, the Company will cause the Public Company Parent to include in such registration the number of Registrable Securities requested to be included which in the opinion of such underwriter(s) can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. In the event the number of shares available under a registration statement filed pursuant to Section 7.1 is insufficient to cover 100% of the Registrable Securities required to be covered by such registration statement, the Company shall cause the Public Company Parent to amend the registration statement, or file a new registration statement (on the short form available therefor, if applicable), or both, so as to cover 100% of the number of such Registrable Securities as soon as practicable but in any event not later than 45 days after the necessity therefor arises. The Company shall cause the Public Company Parent to use it reasonable best efforts to cause such amendment or new registration statement to become effective as soon as practicable following the filing thereof.
ARTICLE 8
MISCELLANEOUS
     8.1 Successors and Assigns. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties. This Agreement may be assigned solely by the Lender.
     8.2 Titles and Subtitles. The titles and subtitles of the Sections of this Agreement are used for convenience only and shall not be considered in construing or interpreting this agreement.
     8.3 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered personally or by facsimile (receipt confirmed electronically) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to the Company. to:
The Fashion House, Inc.
6310 San Vicente Blvd.
Suite 330
Los Angeles, CA 90048
Attn: John Hanna
Fax: (310) 939-3052
with a copy to:
Richardson & Patel LLP 10900
Wilshire Boulevard
Suite 500
Los Angeles, CA 90024 Attn:
Michael D. Donahue Fax: (310)
208-1154
if to the Lender, to:
The Elevation Fund, LLC 8400
East Prentice Avenue
Penthouse, Suite 1500
Greenwood Village, CO 80111
Attn: Lance J. Baller
Fax: (303) 265-9382
with a copy to:
Brownstein Hyatt & Farber, P.C. 410
Seventeenth Street, 22nd Floor
Denver, CO 80202
Attn: Adam J. Agron
Fax No.: (303) 223-1111
Either party hereto may change the above specified recipient or mailing address by notice to the other party given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile, provided that any such facsimile is received during regular business hours at the recipient’s location) or on the day shown on the return receipt (if delivered by mail or delivery service).
     8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Colorado without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.
     8.5 Waiver and Amendment. Any term of this Agreement may be amended, waived or modified with the written consent of the Company and the Lender.

     8.6 Remedies. No delay or omission by the Lender in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Lender and the undersigned or any other person shall be deemed a waiver by the Lender of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Lender or the exercise of any other right, remedy, power or privilege by the Lender. The rights and remedies of the Lender described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity.
     8.7 Expenses. The Company shall pay all costs and expenses incurred by the Lender in connection with the negotiation and preparation of the documents contemplated by this Agreement (including reasonable attorneys’ fees); provided, however, that the Company’s shall not be required to reimburse the Lender for any amount in excess of 55,000 in the aggregate.
     8.8 Right of Participation. For a period of three years following the date hereof, the Company shall cause the Public Company Parent, by including a covenant in the merger agreement for the Merger, to provide the Lender with a first right to purchase up to 50% of any equity or equity linked securities (including derivative and convertible securities) to be issued by the Public Company Parent on the same terms as such securities are offered to all other parties (related or otherwise) during such three year period. This right of participation shall not apply to any Excluded Securities.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name on the date first set forth above.

THE FASHION HOUSE, INC.
By:	John Hanna
Chief Executive Officer

THE ELEVATION FUND, LLC
By:
Lance J. Baller
Fund Manager

     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name on the date first set forth above.

THE FASHION HOUSE, INC
By:
John Hanna

By:	/s/ Lance J. Baller
Lance J. Baller
Fund Manager

THE ELEVATION FUND, LLC Chief Executive Officer

SCHEDULE A
CAPITALIZATION

The Fashion House, Inc.
Capitalization

Shareholder Name	Shares	Percent
John Hanna	4,900	49.0%
Christopher Thomas Wyatt	4,900	49.0%
Martin Simone and Leslie J. Frank	200	2.0%
Total	10,000

EXHIBIT A
PROMISSORY NOTE
See attached.

EXHIBIT B
SECURITY AGREEMENT
See attached.

EXHIBIT C
OFFICER’S CERTIFCATE
See attached.

EXHIBIT D
COMMON STOCK PURCHASE WARRAINT
See attached.

The securities represented by this Warrant and issuable upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the “Act”), or under the provisions of any applicable state securities laws, but have been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Act, and under any applicable state securities laws. These securities and the securities issued upon exercise hereof may not be sold, pledged, transferred or assigned; nor may this Warrant be exercised, except in a transaction which is exempt under the provisions of the Act and any applicable state securities laws or pursuant to an effective registration statement.
COMMON STOCK PURCHASE WARRANT

Date of Issuance:	, 2005 Certificate No. W-1

     For value received,                      , a                      (the “Company”), hereby grants to The Elevation Fund, LLC, a Delaware limited liability company or its permitted transferees and assigns (“Elevation”), the right to purchase from the Company a total of                     shares of the Company’s common stock, par value $                      per share (“Common Stock”), at a price per share of equal to $                      (the “Initial Exercise Price”). The exercise price and number of Warrant Shares (and the amount and kind of other securities) for which this Warrant is exercisable shall be subject to adjustment as provided in Section 2 hereof. This Warrant is being issued in connection with the Loan Agreement between Elevation and The Fashion House, Inc. of even date herewith (the “Loan Agreement”). Certain capitalized terms used herein are defined in Section 4 hereof.
     This Warrant is subject to the following provisions:
     SECTION 1. Exercise of Warrant.
          (a) Terms of Warrants: Exercise Period. Subject to the terms of this Agreement, the Registered Holder shall have the right, commencing on the date hereof and expiring on the 10 year anniversary hereof (the “Expiration Date”), to exercise this Warrant, in whole or in part, and receive from the Company the number of Warrant Shares which the Registered Holder may at the time be entitled to receive on exercise of this Warrant and payment of the Exercise Price then in effect for the Warrant Shares. To the extent not exercised prior to the Expiration Date, this Warrant shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.
          (b) Exercise Procedure.
               (i) This Warrant shall be deemed to have been exercised on the date specified in a written notice from the Registered Holder to the Company (the “Exercise Time”) and within three business days following the Exercise Time, the Registered Holder shall deliver the following to the Company:

               (A) a completed Exercise Agreement, as described in Section 1(c) below;
               (B) this Warrant;
               (C) if this Warrant is not registered in the name of the Registered Holder, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Registered Holder, in which case the Registered Holder shall have complied with the provisions set forth in Section 6 hereof, and
               (D) either (x) a check payable to the Company in an amount equal to the product of the Exercise Price (as such term is defined in Section 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the “Aggregate Exercise Price”), (y) the surrender to the Company of shares of Common Stock of the Company having a Fair Market Value equal to the Aggregate Exercise Price, or (z). the delivery of a notice to the Company that the Registered Holder is exercising the Warrant by authorizing the Company to reduce the number of Warrant Shares subject to the Warrant by that number of shares having an aggregate Fair Market Value in excess of the total Exercise Price for such shares equal to the Aggregate Exercise Price.
               (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Registered Holder within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant that have not expired or been exercised and shall, within such five day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.
               (iii) The Warrant Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Registered Holder at the Exercise Time, and the Registered Holder shall be deemed for all purposes to have become the record holder of such Warrant Shares at the Exercise Time.
               (iv) The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.
               (v) The Company shall assist and cooperate with the Registered Holder or any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant.
               (vi) The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the purpose of issuance upon the exercise of this

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Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the Exercise Price therefor, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such Warrant Shares may be so issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which securities of the Company may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).
          (c) Exercise Agreement. Upon any exercise of this Warrant, the Registered Holder shall deliver an Exercise Agreement in the form set forth in Exhibit I hereto, except that if the Warrant Shares are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.
     SECTION 2. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Initial Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 (such price or such price as last adjusted pursuant to the terms hereof, as the case may be, is herein called the “Exercise Price”), and the number of Warrant Shares obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.
          (a) Reorganization. Reclassification. Consolidation. Merger or Sale. In case of any reclassification, capital reorganization, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or any other change in the Common Stock of the Company, other than as a result of a subdivision, combination, or stock dividend provided for in Section 2(b) below (any of which, a “Change Event”), then, as a condition of such Change Event, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Registered Holder, so that the Registered Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant (subject to adjustment of the Exercise Price as provided in Section 2), the kind and amount of shares of stock and other securities and property receivable in connection with such Change Event by a holder of the same number of shares of Common Stock as were purchasable by the Registered Holder immediately prior to such Change Event. In any such case appropriate provisions shall be made with respect to the rights and interest of the Registered Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the

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purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.
          (b) Subdivisions. Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant (i) subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or (ii) issue additional shares of its Common Stock or other equity securities as a dividend with respect to any shares of its Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.
          (c) Issuance of New Warrant. Upon the occurrence of any of the events listed in this Section 2 that results in an adjustment of the type, number or exercise price of the securities underlying this Warrant, the Registered Holder shall have the right to receive a new warrant reflecting such adjustment upon the Registered Holder tendering this Warrant in exchange. The new warrant shall otherwise have terms identical to this Warrant.
          (d) Notices.
               (i) The Company shall give written notice to the Registered Holder of this Warrant at least 10 days prior to the date on which the Company closes its books or takes a record for determining rights to vote with respect to any event described in this Section 2 or any dissolution or liquidation.
               (ii) The Company shall also give written notice to the Registered Holder of this Warrant at least 10 days prior to the date on which any event described in this Section 2 or any dissolution or liquidation shall take place.
     SECTION 3. Registration Rights.
          (a) Piggyback Registration.
               (i) If, at any time commencing on the date hereof and expiring on the Expiration Date, the Company prepares and files a Registration Statement under the Act or otherwise registers securities under the Act as to any of its securities (other than under a Registration Statement pursuant to Form S-8 or Form S-4) (each such filing, a “Registration Document”), it will give written

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notice by registered mail, at least 20 days prior to the filing of such Registration Document to the Registered Holders of the Registrable Securities of its intention to do so. The Company shall include all Registrable Securities in such Registration Documents with respect to which the Company has received written requests for inclusion therein within 1 days of actual receipt of the Company’s notice.
               (ii) Subject to the Loan Agreement, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 3 (a) (irrespective of whether a written request for inclusion of any Registration Securities shall have been made) to elect not to file any such Registration Document, or to withdraw the same after the filing but prior to the effective date thereof.
          (b) Covenants of the Company with Respect to Registration. In connection with the filing of any Registration Document by the Company, the Company covenants and agrees as follows:
               (i) The Company shall use its best efforts to have any registration statement declared effective at the earliest practicable time. The Company will promptly notify each Registered Holder of such Registrable Securities and confirm such advice in writing, (i) when such registration statement becomes effective, (ii) when any post-effective amendment to such registration statement becomes effective and (iii) of any request by the SEC for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information.
               (ii) The Company shall furnish to each Registered Holder of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including each preliminary prospectus and summary prospectus) in conformity with the requirements of the Act, and such other documents as the Registered Holders may reasonably request in order to facilitate the disposition of the Registrable Securities by such Registered Holders.
               (iii) If the Company shall fail to comply with the provisions of Sections 3(a) and 3(b), the Company shall, in addition to any other equitable or other relief available to the Registered Holder(s), be liable for any or all special and consequential damages sustained by the Registered Holder(s) requesting registration of their Registrable Securities.
               (iv) The Company shall prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably necessary to keep such registration statement effective for at least 12 months (or such longer period as permitted by the Act), and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the Registered Holder or Registered

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Holders of Registrable Securities set forth in such registration statement. If at any time the SEC should institute or threaten to institute any proceedings for the purpose of issuing a stop order suspending the effectiveness of any such registration statement, the Company will promptly notify each Registered Holder of Registrable Securities and will use all reasonable efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Company will use its good faith reasonable efforts and take all reasonably necessary action which may be required in qualifying or registering the Registrable Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are required by the Registered Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction. The Company shall use its good faith reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities of the United States or any State thereof as may be reasonably necessary to enable the Registered Holder(s) thereof to consummate the disposition of such Registrable Securities.
               (v) The Company shall indemnify the Registered Holder(s) of the Registrable Securities to be sold pursuant to any registration statement and each person, if any, who controls such Registered Holders within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.
               (vi) If requested by the Company prior to the filing of any registration statement covering the Registrable Securities, each of the Registered Holder(s) of the Registrable Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from written information furnished by such Registered Holder, or their successors or assigns, for specific inclusion in such registration statement, except that the maximum amount which may be recovered from each Registered Holder pursuant to this paragraph or otherwise shall be limited to the amount of net proceeds received by the Registered Holder from the sale of the Registrable Securities.
               (vii) Nothing contained in this Agreement shall be construed as requiring the Registered Holder(s) to exercise their Warrants prior to the filing of any registration statement or the effectiveness thereof.

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               (viii) The Company shall furnish to each Registered Holder participating in an offering and to the managing underwriter, if any, a signed counterpart, addressed to such Registered Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a “Cold Comfort” letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company’s financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to underwriters in underwritten public offerings of securities.
               (ix) The Company shall deliver promptly to each Registered Holder participating in an offering and to the managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all non-privileged memoranda relating to discussions with the SEC or its staff with respect to the registration statement and permit each Registered Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Registered Holder shall reasonably request.
               (x) The Company shall not, directly or indirectly, enter into any merger, business combination or consolidation in which (i) the Company shall not be the surviving corporation and (ii) the shareholders of the Company are to receive, in whole or in part, capital stock or other securities of the surviving corporation, unless the surviving corporation shall, prior to such merger, business combination or consolidation, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to include the securities which the Registered Holders would be entitled to receive in exchange for Registrable Securities under any such merger, business combination or consolidation, provided that to the extent such securities to be received are convertible into shares of Common Stock of the issuer thereof, then any such shares of Common Stock as are issued or issuable upon conversion of said convertible securities shall also be included within the definition of “Registrable Securities.”
               (xi) In the event of an underwritten registered offering the managing underwriter(s) advise the Company in writing that in their opinion the number of Registrable Securities exceeds the number of Registrable Securities which can be sold therein without adversely

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affecting the marketability of the offering, the Company will include in such registration the number of Registrable Securities requested to be included which in the opinion of such underwriter(s) can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. In the event the number of shares available under a registration statement filed pursuant to Section 3 (a) is insufficient to cover 100% of the Registrable Securities required to be covered by such Registration Statement, the Company shall amend the registration statement, or file a new registration statement (on the short form available therefor, if applicable), or both, so as to cover 100% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new registration statement, in each case, as soon as practicable, but in any event not later than 45 days after the necessity therefor arises. The Company shall use it reasonable best efforts to cause such amendment or new registration statement to become effective as soon as practicable following the filing thereof.
               (xii) All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company will be borne by the Company. In no event shall the Company be obligated to be pay any discounts or commissions with respect to the shares sold by any holder of Registrable Securities. In connection with each Registration Document, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration.
     SECTION 4. Definitions. The following terms have the meanings set forth below:“Act” means the Securities Act of 1933, as amended.
     SECTION 4. Definitions. The following terms have the meanings set forth below:
     “Act” means the Securities Act of 1933, as amended.
     “Convertible Securities” means any evidence of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.
     “Exchange ue Act” means the Securities Exchange Act of 1934, as amended.
     “Fair Market Value” shall be determined on a per Share basis as of the close of the business day preceding the date of exercise, which determination shall be made as follows: (a) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange or quoted on either the National Market System or the Small Cap Market of the automated quotation service operated by The Nasdaq Stock Market, Inc., the Fair Market Value shall be the last reported sale price of that security on such exchange or system on the day for which the current market price is to be determined or, if no such sale is made on such day, the average of the

8

highest closing bid and lowest asked price for such day on such exchange or system; (b) if the Common Stock is not so listed or quoted or admitted to unlisted trading privileges, the Fair Market Value shall be the average of the last reported highest bid and lowest asked prices quoted on the Nasdaq Electronic Bulletin Board, or, if not so quoted, then by the National Quotation Bureau, Inc. on the last business day prior to the day for which the Fair Market Value is to be determined; or (c) if the Common Stock is not so listed or quoted or admitted to unlisted trading privileges and bid and asked prices are not reported, the Fair Market Value shall be determined by the Company’s Board of Directors in its reasonable, good faith judgment.
     “Options” means rights, options, or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.
     “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.
     “Registered Holders” means, collectively, Elevation and each other holder of a Warrant or Warrant Shares, if any, reflected as such on the books of the Company.
     “Registrable Securities” means the Warrant Shares.
     “Warrant” means the right to purchase one or more Warrant Shares pursuant to the terms of this Warrant, as the same may be transferred, divided or exchanged pursuant to the terms hereof.
     “Warrant Shares” means shares of the Common Stock issuable upon exercise of the Warrant; provided, however, that if there is a change such that the securities issuable upon exercise of the Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term “Warrant Shares” shall mean shares of the security issuable upon exercise of the Warrant if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.
     SECTION 5. No Voting Rights: Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.
     SECTION 6. Warrant Transferable. Subject to compliance with applicable securities laws and the terms of this Section 6, this Warrant and all rights hereunder are transferable, in whole or in

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part, without charge to the Registered Holder upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.
     SECTION 7. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the “Warrants.”
     SECTION 8. Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at the expense of the Registered Holder) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.
     SECTION 9. Notices. All notices, requests, deliveries, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed, or mailed by certified or registered mail, return receipt requested, postage pre-paid, addressed as follows:
     If to the Company, to:
with a copy to:
Richardson & Patel LLP 10900
Wilshire Boulevard Suite 500
Los Angeles, CA 90024 Attn:
Michael D. Donahue Fax: (310)
208-1154

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     If to Elevation, to:
The Elevation Fund, LLC 8400
East Prentice Avenue
Penthouse, Suite 1500
Greenwood Village, CO 80111
Attn: Lance J. Baller
Fax No.: (‘)03)265-9’)82
with a copy to:
Brownstein Hyatt & Farber, P.C. 410
Seventeenth Street, 22nd Floor
Denver, CO 80202
Attn: Adam J. Agron
Fax No.: (303) 223-1111
or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a Registered Holder of Warrants) or to the Registered Holders of Warrants (in the case of the Company) in accordance with the provisions of this paragraph.
     SECTION 10. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the Warrant Shares obtainable upon exercise of the then-outstanding Warrants; provided, however, that no such action may change the Exercise Price of the Warrants or the number of shares or class of capital stock obtainable upon exercise of each Warrant without the written consent of all Registered Holders.
     SECTION 11. Descriptive Headings: Governing Law.
          (a) The descriptive headings of the several Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.
          (b) All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

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     SECTION 12. Warrant Register. The Company shall maintain at its principal executive office books for the registration and the registration of transfer of this Warrant. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.
     SECTION 13 . Fractions of Shares. The Company may, but shall not be required, to issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the market price of a Warrant Share on the date of such exercise (as determined by the board of directors in its reasonable discretion).

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     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and to be dated as of the Date of Issuance hereof.

By:
Name:
Title:

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EXHIBIT I
EXERCISE AGREEMENT

To:

Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-), hereby agrees to subscribe for the purchase of Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant. Please issue the Warrant Shares in the following names and amounts:

Name	Number of Warrant Shares

Signature

Address

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EXHIBIT II
ASSIGNMENT
     FOR VALUE RECEIVED, hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-v) with respect to the number of the Warrant Shares covered thereby set forth below, unto:

Names of Assignee

Address

No. of Shares

Dated:

Signature

Witness

The Assignee agrees to be bound by the terms of the Warrant.

Signature

Witness

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